Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$472,656,111.85	$588,358,883.48	$1,061,014,995.33
Number of Automobile Loan Contracts	21,187	42,788	63,975
Percent of Aggregate Principal Balance	44.55%	55.45%	100.00%
Average Principal Balance	$22,308.78	$13,750.56	$16,584.84
Range of Principal Balances	($299.47 to $80,073.98)	($266.71 to $74,919.81)	($266.71 to $80,073.98)
Weighted Average APR (1)	12.46%	16.46%	14.68%
Range of APRs	(1.68% to 25.95%)	(1.90% to 29.99%)	(1.68% to 29.99%)
Weighted Average Remaining Term	67	60	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	72	69	70
Range of Original Terms	(30 to 72 months )	(24 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts' aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

		% of Aggregate		% of Aggregate
	AmeriCredit Score (1)	Principal Balance (2)	Credit Bureau Score (3)	Principal Balance (2)
	Less than 215	10.24%
	215-224	14.64%	Less than 540	27.98%
	225-244	35.41%	540-599	43.74%
	245-259	22.39%	600-659	24.15%
	260 and greater	17.32%	660 and greater	4.13%

Weighted Average Score	240		571

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of loans originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total statistical pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1.000% to 1.999%	$3,716,041.02	0.35%	108	0.17%
2.000% to 2.999%	3,538,424.57	0.33%	114	0.18%
3.000% to 3.999%	21,443,558.97	2.02%	620	0.97%
4.000% to 4.999%	2,770,554.50	0.26%	102	0.16%
5.000% to 5.999%	12,161,698.75	1.15%	434	0.68%
6.000% to 6.999%	18,716,861.85	1.76%	757	1.18%
7.000% to 7.999%	22,573,407.41	2.13%	848	1.33%
8.000% to 8.999%	43,312,960.69	4.08%	2,042	3.19%
9.000% to 9.999%	43,756,306.87	4.12%	2,185	3.42%
10.000% to 10.999%	49,976,572.18	4.71%	2,667	4.17%
11.000% to 11.999%	83,955,334.31	7.91%	4,095	6.40%
12.000% to 12.999%	73,460,315.60	6.92%	4,244	6.63%
13.000% to 13.999%	68,830,678.15	6.49%	4,172	6.52%
14.000% to 14.999%	92,355,244.20	8.70%	5,424	8.48%
15.000% to 15.999%	79,973,984.48	7.54%	4,970	7.77%
16.000% to 16.999%	108,572,026.40	10.23%	6,573	10.27%
17.000% to 17.999%	77,991,630.31	7.35%	5,348	8.36%
18.000% to 18.999%	97,924,226.16	9.23%	7,001	10.94%
19.000% to 19.999%	42,364,492.44	3.99%	3,104	4.85%
20.000% to 20.999%	38,184,941.82	3.60%	2,947	4.61%
21.000% to 21.999%	33,953,958.43	3.20%	2,750	4.30%
22.000% to 22.999%	16,906,737.17	1.59%	1,390	2.17%
23.000% to 23.999%	13,759,022.67	1.30%	1,168	1.83%
24.000% to 24.999%	8,221,403.99	0.77%	701	1.10%
25.000% to 25.999%	1,815,922.20	0.17%	148	0.23%
26.000% to 26.999%	521,365.28	0.05%	41	0.06%
27.000% to 27.999%	189,835.49	0.02%	17	0.03%
28.000% to 28.999%	39,726.12	0.00%	3	0.00%
29.000% to 29.999%	27,763.30	0.00%	2	0.00%

TOTAL	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Geographic Location	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
Alabama	$15,215,522.18	1.43%	993	1.55%
Alaska	1,760,218.65	0.17%	85	0.13%
Arizona	25,696,589.11	2.42%	1,358	2.12%
Arkansas	11,010,240.30	1.04%	712	1.11%
California	85,586,538.88	8.07%	5,020	7.85%
Colorado	17,287,519.64	1.63%	1,006	1.57%
Connecticut	8,253,632.37	0.78%	549	0.86%
Delaware	4,251,720.14	0.40%	281	0.44%
District of Columbia	1,846,172.87	0.17%	104	0.16%
Florida	101,753,026.68	9.59%	6,332	9.90%
Georgia	44,097,758.84	4.16%	2,422	3.79%
Hawaii	3,829,853.41	0.36%	239	0.37%
Idaho	1,934,990.14	0.18%	131	0.20%
Illinois	40,469,298.06	3.81%	2,493	3.90%
Indiana	27,440,293.06	2.59%	1,720	2.69%
Iowa	5,207,848.33	0.49%	299	0.47%
Kansas	5,206,072.46	0.49%	308	0.48%
Kentucky	13,482,449.90	1.27%	972	1.52%
Louisiana	21,891,565.28	2.06%	1,219	1.91%
Maine	4,218,352.22	0.40%	298	0.47%
Maryland	27,373,487.84	2.58%	1,471	2.30%
Massachusetts	15,551,928.86	1.47%	1,052	1.64%
Michigan	30,418,907.75	2.87%	1,917	3.00%
Minnesota	9,974,951.18	0.94%	614	0.96%
Mississippi	13,125,157.82	1.24%	858	1.34%
Missouri	17,542,051.97	1.65%	1,115	1.74%
Montana	2,031,021.82	0.19%	94	0.15%
Nebraska	2,851,857.49	0.27%	169	0.26%
Nevada	8,449,994.79	0.80%	536	0.84%
New Hampshire	4,032,408.86	0.38%	253	0.40%
New Jersey	22,159,755.77	2.09%	1,358	2.12%
New Mexico	13,896,605.11	1.31%	710	1.11%
New York	36,822,837.05	3.47%	2,367	3.70%
North Carolina	38,841,025.22	3.66%	2,380	3.72%
North Dakota	1,471,067.77	0.14%	65	0.10%
Ohio	40,962,445.11	3.86%	3,075	4.81%
Oklahoma	14,025,708.14	1.32%	779	1.22%
Oregon	5,507,647.87	0.52%	394	0.62%
Pennsylvania	46,364,561.76	4.37%	3,102	4.85%
Rhode Island	2,534,359.66	0.24%	183	0.29%
South Carolina	16,764,196.36	1.58%	1,014	1.58%
South Dakota	1,766,906.43	0.17%	99	0.15%
Tennessee	22,261,937.11	2.10%	1,406	2.20%
Texas	162,382,574.64	15.30%	8,580	13.41%
Utah	3,865,005.10	0.36%	226	0.35%
Vermont	1,186,933.17	0.11%	69	0.11%
Virginia	22,940,289.29	2.16%	1,355	2.12%
Washington	12,665,932.42	1.19%	784	1.23%
West Virginia	9,907,187.52	0.93%	569	0.89%
Wisconsin	11,089,537.67	1.05%	739	1.16%
Wyoming	1,566,317.18	0.15%	75	0.12%
Other (3)	240,734.08	0.02%	26	0.04%

TOTAL	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2)(3)
	Less than 100%	22.60%
	100-109	22.97%
	110-119	25.32%
	120-129	18.08%
	130-139	8.73%
	140-149	1.94%
	150 and greater	0.36%
		100.00%
Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelly Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Make	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
BMW	$11,163,048.55	1.05%	498	0.78%
Buick (4)	15,029,156.70	1.42%	806	1.26%
Cadillac (4)	19,502,078.71	1.84%	870	1.36%
Chevrolet (4)	358,277,827.66	33.77%	18,023	28.17%
Chrysler	34,924,576.42	3.29%	2,647	4.14%
Dodge	91,879,177.37	8.66%	5,978	9.34%
Ford	93,987,377.76	8.86%	6,807	10.64%
GMC (4)	52,102,623.60	4.91%	2,124	3.32%
Honda	24,989,519.51	2.36%	1,764	2.76%
Hyundai	29,059,784.59	2.74%	2,065	3.23%
Jeep	32,859,179.25	3.10%	2,123	3.32%
Kia	54,180,615.05	5.11%	3,669	5.74%
Mazda	13,363,404.67	1.26%	962	1.50%
Mercedes	14,147,723.01	1.33%	610	0.95%
Mitsubishi	13,024,834.82	1.23%	938	1.47%
Nissan	68,549,756.08	6.46%	4,398	6.87%
Pontiac	12,935,303.61	1.22%	1,513	2.36%
Toyota	48,957,984.70	4.61%	3,126	4.89%
Volkswagen	11,299,721.43	1.06%	769	1.20%
Other (3)	60,781,301.84	5.73%	4,285	6.70%

Total	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $273,358,316.37, or approximately 26% of the Final Pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Segment (1)	Balance (2)	Principal Balance (3)	Loan Contracts	Loan Contracts (3)
Full-Size Car	$5,300,621.60	0.50%	430	0.67%
Full-Size Van/Truck	189,259,811.47	17.84%	8,309	12.99%
Full-Size SUV	69,036,436.61	6.51%	3,099	4.84%
Mid-Size Car	280,881,509.64	26.47%	18,054	28.22%
Mid-Size SUV	221,519,593.70	20.88%	13,535	21.16%
Economy/Compact Car	166,306,015.08	15.67%	12,388	19.36%
Compact Van/Truck	52,039,918.26	4.90%	4,183	6.54%
Sports Car	72,808,330.40	6.86%	3,816	5.96%
Segment Unavailable (4)	3,862,758.57	0.36%	161	0.25%

Total	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2012-1

Final Pool as of the Cutoff Date

2/2/2012

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$954,439,320.09	89.96%	49,337	77.12%
1	16,962,672.12	1.60%	1,866	2.92%
2+	89,613,003.12	8.45%	12,772	19.96%

Total	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,006,567,329.75	94.87%	56,681	88.60%
1	14,543,970.74	1.37%	2,088	3.26%
2+	39,903,694.84	3.76%	5,206	8.14%

Total	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,045,529,419.18	98.54%	61,927	96.80%
1	9,927,128.60	0.94%	1,343	2.10%
2+	5,558,447.55	0.52%	705	1.10%

Total	$1,061,014,995.33	100.00%	63,975	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.